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                                                                    EXHIBIT 10.3


                                 AMENDMENT NO. 1
                      TO MASTER LOAN AND SECURITY AGREEMENT


     This AMENDMENT NO. 1, dated as of April 2, 2001 (this "AMENDMENT"), to the Master Loan and Security Agreement (the "LOAN AND SECURITY AGREEMENT"), dated as of December 1, 2000, is between NC Capital Corporation and Morgan Stanley Dean Witter Mortgage Capital Inc.

                                   WITNESSETH:

     WHEREAS, the parties hereto desire that Morgan Stanley Dean Witter Mortgage Capital Inc., as Lender under the Loan and Security Agreement, (i) provide funding to NC Capital Corporation, as Borrower under the Loan and Security Agreement, with respect to certain seasoned and other mortgage loans originated by NC Capital Corporation and (ii) modify the funding procedure;

     WHEREAS, in furtherance of the foregoing, the parties desire to, among other things, (i) make certain conforming amendments to the definition of "Applicable Collateral Percentage," "Applicable Margin," "Unseasoned Mortgage Loan" and "Collateral Value," (ii) provide for a definition of the terms "bailee letter," "limited file loan," "discretionary mortgage loans," "seasoned mortgage loan" and "warehouse lender," (iii) amend Part I and Part II of Schedule 1 to the Loan and Security Agreement, and (iv) revise Article V to reflect the new funding procedure;

     WHEREAS, pursuant to the Section 11.4 of the Loan and Security Agreement, the parties hereto are permitted to amend the Loan and Security Agreement;

     NOW THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS. Capitalized terms used herein but not defined shall have the meanings set forth in the Loan and Security Agreement.

     SECTION 2. AMENDMENT. The Loan and Security Agreement is hereby amended as set forth below:

          (A) The definition of "Applicable Collateral Percentage" is hereby amended and restated as follows:

          "APPLICABLE COLLATERAL PERCENTAGE" shall mean, except as may be reduced pursuant to Section 11.16 hereof, for any date of determination and each type of Eligible Mortgage Loan, the applicable percentage specified below:

            Unseasoned Mortgage Loan           98.5%
            Second Lien Mortgage Loan          98.5%
            30+ Delinquent Mortgage Loan       85%
            60+ Delinquent Mortgage Loan       75%

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            Defaulted Mortgage Loan            the applicable BPO Percentage
            Discretionary Mortgage Loans       the percentage specified by the
                                               Lender one Business Day prior to
                                               the applicable Funding Date

     PROVIDED, HOWEVER, if a Minimum Credit Trigger Event or a Tangible Net Worth Trigger Event shall have occurred, the Applicable Collateral Percentage with respect to all Unseasoned Mortgage Loans and all Second Lien Mortgage Loans shall be reduced to 98%; PROVIDED, FURTHER, if more than one of the aforementioned categories shall apply to an Eligible Mortgage Loan, the lower percentage shall be applicable.

          (B) The definition of "Applicable Margin" is hereby amended and restated as follows:

          "APPLICABLE MARGIN" shall mean, except as may be increased pursuant to
     Section 11.16 hereof, the sum of the weighted average of the applicable rates per annum for each type of Eligible Mortgage Loan for each day that Loans shall be secured by such Eligible Mortgage Loans. For each type of Eligible Mortgage Loan, the applicable rate shall be equal to the product of (a) a fraction equal to (1) the Collateral Value of all Eligible Mortgage Loans of such type, divided by (2) the Collateral Value of all Eligible Mortgage Loans, and (b) the applicable percentage specified below; PROVIDED, HOWEVER, if more than one of the following categories shall apply to an Eligible Mortgage Loan, the higher percentage shall be applicable:

            Unseasoned Mortgage Loan           1.05%
            Second Lien Mortgage Loan          1.05%
            30+ Delinquent Mortgage Loan       1.25%
            60+ Delinquent Mortgage Loan       1.25%
            Defaulted Mortgage Loan            1.50%
            Discretionary Mortgage Loans       the percentage specified by the
                                               ender one Business Day prior to
                                               the applicable Funding Date

          (C) Section 1.1 is hereby amended to add the following defined term after the term "Applicable Margin":

          "BAILEE LETTER" shall mean the letter with respect to a Limited File Loan, substantially in the form of Exhibit E-3 attached hereto.

          (D) The definition of the term "Collateral Value" is hereby amended and restated as follows:

          "COLLATERAL VALUE" shall mean, with respect to each Eligible Mortgage Loan, the lesser of (a) the product of (i) the Market Value of such Eligible

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     Mortgage Loan, and (ii) the Applicable Collateral Percentage for such
     Eligible Mortgage Loan, and (b) 101% of the unpaid principal balance of such Eligible Mortgage Loan; PROVIDED, HOWEVER, if a Minimum Credit Trigger Event or a Tangible Net Worth Trigger Event shall have occurred, the Collateral Value with respect to each Eligible Mortgage Loan shall the lesser of (a) the product of (i) the Market Value of such Eligible Mortgage Loan, and (ii) the Applicable Collateral Percentage for such Eligible Mortgage Loan, and (b) 100% of the unpaid principal balance of such Eligible Mortgage Loan; PROVIDED, FURTHER, that the Collateral Value shall be deemed to be zero with respect to each Mortgage Loan (1) in respect of which there is a breach of representation and warranty set forth on
     Schedule 1 (assuming each representation and warranty is made as of the date the Collateral Value thereof is determined), (2) which ceases to be an Eligible Mortgage Loan for any reason, (3) which remains pledged to the Lender hereunder later than 120 days after the date on which it is first included in the Collateral, (4) for which any Mortgage Loan Documents have been released from the possession of the Custodian under the Custodial Agreement for a period in excess of 15 days, (5) which is a Limited File Loan for which the Custodian has failed to receive the original Mortgage Note and Assignment of Mortgage (as defined in the Custodial Agreement) by 12:00 p.m., New York City time, by the third Business Day following the applicable Funding Date or (6) which is a Limited File Loan for which the Custodian has failed to receive the remaining Mortgage File items by 12:00 p.m., New York City time, by the fifth Business Day following the applicable Funding Date.

          (E) Section 1.1 is hereby amended to add the following defined term after the term "Lien":

          "LIMITED FILE LOAN" shall mean a Mortgage Loan with respect to a which a Bailee Letter has been delivered to the Lender and the Custodian on the Business Day prior to its related Funding Date, but as to which the Custodian does not possess a complete Mortgage File on such date.

          (F) Section 1.1 is hereby amended to add the following defined term after the term "Delinquent":

          "DISCRETIONARY MORTGAGE LOANS" shall mean either a Seasoned Mortgage Loan or any other Mortgage Loan which does not specifically meet the parameters of an Eligible Mortgage Loan as described herein.

          (G) Section 1.1 is hereby amended to add the following defined term after the term "Total Indebtedness":

          "WAREHOUSE LENDER" shall mean any holder of a lien secured by a Mortgage Loan to be pledged to the Lender hereunder which lien would have priority with respect to the lien created hereby unless the same was released pursuant to a Warehouse Lender's Release and Certification Letter.

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          (H) Section 1.1 is hereby amended to add the following defined term after the term "S&P":

          "SEASONED MORTGAGE LOAN" shall mean, as of any date of determination, an Eligible Mortgage Loan which has been originated 121 days or more prior to the related Funding Date but not more than 365 days prior to the related Funding Date.

          (I) The definition of "Unseasoned Mortgage Loan" is hereby amended and restated as follows:

          "UNSEASONED MORTGAGE LOAN" shall mean, as of any date of determination, an Eligible Mortgage Loan (provided that notwithstanding the definition of the term "Eligible Mortgage Loan," an Unseasoned Mortgage Loan must have first lien status with respect to the related Mortgaged Property) which has been originated 120 days or less prior to the related Funding Date.

          (J) Section 2.3(b) is hereby amended and restated as follows:

          Upon the Borrower's request for a borrowing pursuant to Section 2.3(a), the Lender shall, subject to the limitations set forth in Section 2.1(a) hereof and upon satisfaction of all conditions precedent set forth in Sections 5.1 and 5.2 hereof and provided that no Default shall have occurred and be continuing, make a Loan to the Borrower on the requested Funding Date, in the amount so requested; provided, however, that if the Mortgage Loan Tape includes Discretionary Mortgage Loans that the Borrower proposes to pledge to the Lender and to be included in the Borrowing Base in connection with such Borrowing, the Lender's obligation to fund such Discretionary Mortgage Loans shall be in its sole and absolute discretion. The Borrower acknowledges that the Lender may retain an amount equal to $100 per Defaulted Mortgage Loan to cover the costs of obtaining Brokers Price Opinions.

          (K) Section 2.3(c) is hereby amended and restated as follows:

          Except with respect to Limited File Loans, the Borrower shall release to the Custodian no later than 12:00 p.m., New York City time, two (2) Business Days prior to the requested Funding Date, the Mortgage File pertaining to each Eligible Mortgage Loan to be pledged to the Lender and included in the Borrowing Base on such requested Funding Date, in accordance with the terms and conditions of the Custodial Agreement.

          (L) Section 2.3(e) is hereby amended and restated as follows:

          (e) Subject to Article V hereof, such borrowing will then be made available to the Borrower by the Lender transferring, via wire transfer, to either (i) in the case of Mortgage Loans which are not Limited File Loans, the following account of the Borrower: U.S. Bank, N.A., for the A/C of NCM Collateral Account, ABA# 091-000-022, Account # 1731-0097-1378, Attn:
     Andrew Lloyd,


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     or (ii) in the case of Limited File Loans, to the account specified in the
     Warehouse Lender's Release Letter, in the aggregate amount of such borrowing in funds immediately available to the Borrower or the Warehouse Lender, as applicable.

          (M) Section 5.2 is hereby amended and restated as follows:

          Section 5.2 INITIAL AND SUBSEQUENT LOANS; INITIAL ADVANCE. The making of each Loan to the Borrower (including the initial Loan) on any Business Day is subject to the satisfaction of the following further conditions precedent, both immediately prior to the making of such Loan and also after giving effect thereto and to the intended use thereof:

          (a) NO DEFAULT. No Default or Event of Default shall have occurred and be continuing;

          (b) REPRESENTATIONS AND WARRANTIES. Both immediately prior to the making of such Loan and also after giving effect thereto and to the intended use thereof, the representations and warranties made by the Borrower in Article VI and Schedules 1 and 2 hereof, and elsewhere in each of the Loan Documents, shall be true, correct and complete on and as of the date of the making of such Loan in all material respects (in the case of the representations and warranties in Section 6.10 and Schedules 1 and 2, solely with respect to Mortgage Loans included in the Borrowing Base) with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). The Lender shall have received an officer's certificate signed by a Responsible Officer of the Borrower certifying as to the truth, accuracy and completeness of the above, which certificate shall specifically include a statement that the Borrower is in compliance with all governmental licenses and authorizations and is qualified to do business and in good standing in all required jurisdictions;

          (c) BORROWING BASE. The aggregate outstanding principal amount of the Loans shall not exceed the Borrowing Base;

          (d) FEES AND EXPENSES. The Lender shall have received all fees and expenses of counsel to the Lender as contemplated by Section 11.3(b), which amount, at the Lender's option, may be netted from any Loan advanced under this Agreement;

          (e) NO MARKET EVENTS. None of the following shall have occurred and/or be continuing:

               (i) an event or events shall have occurred resulting in the effective absence of a "repo market" or comparable "lending market" for financing debt obligations secured by mortgage loans or securities or an event or events shall have occurred resulting in the Lender not being able to finance any Mortgage Loans through the "repo market" or "lending


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          market" with traditional counterparties at rates which would have been reasonable prior to the occurrence of such event or events;

               (ii) an event or events shall have occurred resulting in the effective absence of a "securities market" for securities backed by mortgage loans or an event or events shall have occurred resulting in the Lender not being able to sell securities backed by mortgage loans at prices which would have been reasonable prior to such event or events; or

               (iii) there shall have occurred a material adverse change in the financial condition of the Lender which affects (or can reasonably be expected to affect) materially and adversely the ability of the Lender to fund its obligations under this Loan Agreement.

          (f) NO MORGAN STANLEY DOWNGRADE. Morgan Stanley Dean Witter & Co.'s corporate bond rating as calculated by S&P or Moody's has not been lowered or downgraded to a rating below A- as indicated by S&P or below A3 as indicated by Moody's;

          (g) FILINGS, REGISTRATIONS, RECORDINGS. Any additional documents (including, without limitation, financing statements) required to be filed, registered or recorded in order to create, in favor of the Lender, a perfected, first-priority security interest in the Collateral, subject to no Liens other than those created hereunder, shall have been properly prepared and executed for filing (including the applicable county(ies) if the Lender determines such filings are necessary in its sole discretion), registration or recording in each office in each jurisdiction in which such filings, registrations and recordations are required to perfect such first-priority security interest; PROVIDED, that assignments of the Mortgages securing or related to the Mortgage Loans shall not be required to be recorded prior to the occurrence of an Event of Default;

          (h) RELEASE AND CERTIFICATION LETTER. The Lender shall have received from the Borrower either (i) a Warehouse Lender's Release and Certification Letter substantially in the form of Exhibit E-2 hereto (or such other form acceptable to the Lender) or (ii) a Seller's Release Letter substantially in the form of Exhibit E-1 hereto (or such other form acceptable to the Lender) covering each Mortgage Loan to be pledged to the Lender, and, in the case of Limited File Loans, (iii) an executed Bailee Letter relating thereto substantially in the form of Exhibit E-3 hereto;

          (i) INITIAL ADVANCE. Anything contained in Section 2.1(a) to the contrary notwithstanding, the initial advance amount for any Mortgage Loan made hereunder shall only be made upon receipt by the Lender of a Warehouse Lender's Release and Certification Letter and shall not exceed the lesser of (i) 98% of the Market Value of such Mortgage Loan and (ii) 100% of the then unpaid principal balance of such Mortgage Loan;


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          (j) INITIAL COLLATERAL VALUE. If the Mortgage Note and Assignment of
     Mortgage (as such term is defined in the Custodial Agreement) for any Limited File Loan is not delivered to the Custodian within three (3) Business Days after its related Funding Date, as confirmed to the Lender by a written certification delivered to it by the Custodian within such three
     (3) Business Days period, the related Limited File Loan shall, commencing on the fourth Business Day after its related Funding Date, have a Collateral Value of zero until such time as the remaining Mortgage File items with respect to such Mortgage Loan shall have been delivered to the Custodian and identified in a Mortgage Loan Schedule and Exception Report;

          (k) DISCRETIONARY MORTGAGE LOANS. At least three (3) Business Days prior to a Funding Date, the Borrower shall have provided to the Lender a certification as to the reason why a Discretionary Mortgage Loan has not been previously disposed of by the Borrower and the Lender shall have approved of the inclusion of such Discretionary Mortgage Loan in the Mortgage Loan Schedule and Exception Report to be pledged hereunder on such Funding Date; and

          (l) BAILEE LETTER. A Bailee Letter, substantially in the form of Exhibit E-3 hereto, between a Warehouse Lender and the Lender, with respect to Limited File Loans, if any.

          Each request for a borrowing by the Borrower hereunder shall constitute a certification by the Borrower that all the conditions set forth in this Article V (other than Sections 5.2(e) and (f)) have been satisfied (both as of the date of such notice, request or confirmation and as of the date of such borrowing).

          (N) The following Section 5.3 shall be added after the end of Section 5.2:

          Section 5.3. INITIAL AND SUBSEQUENT LOANS; SUBSEQUENT ADVANCES. The making of a subsequent advance with respect to each Loan on any Business Day is subject to the satisfaction of the following further conditions precedent with respect to each Mortgage Loan:

          (a) DUE DILIGENCE. Subject to the Lender's right to perform one or more Due Diligence Reviews pursuant to Section 11.15 hereof, the Lender shall have completed its due diligence review of the Mortgage Loan Documents for each Loan and such other documents, records, agreements, instruments, Mortgaged Properties or information relating to such Mortgage Loans as the Lender in its sole discretion deems appropriate to review and such review shall be satisfactory to the Lender in its sole discretion;

          (b) COMPLETE MORTGAGE FILE. The Custodian shall have received the complete Mortgage File with respect to any Mortgage Loan pledged hereunder on the immediately preceding Funding Date;

          (c) MORTGAGE LOAN SCHEDULE AND EXCEPTION REPORT. The Lender shall have received from the Custodian a Mortgage Loan Schedule and Exception

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     Report with Exceptions as are acceptable to the Lender in its sole discretion in respect of the Eligible Mortgage Loans pledged on the immediately preceding Funding Date; and

          (d) SUBSEQUENT ADVANCE. Upon receipt by the Lender of the Mortgage Loan Schedule and Exception Report including each of the Limited File Loans (showing no Exceptions thereto other than those approved by the Lender) which were the subject of an initial advance on the immediately preceding Funding Date, the Lender shall make a subsequent advance with respect to such Eligible Mortgage Loans equal to the difference between the amount of the initial advance and the amount which would have been funded on the Funding Date in accordance with the valuation method as described in
     Section 2.1(a) hereof.

          (O) Paragraph (ss) of Schedule 1, Part I is hereby amended and restated as follows:

          (ss) ORIGINATION DATE. If a Mortgage Loan is an Unseasoned Mortgage Loan, it has been originated within three months prior to the related Funding Date, and if a Mortgage Loan is a Defaulted Mortgage Loan or a Seasoned Mortgage Loan, it has been originated within twelve (12) months prior to related the Funding Date.

          (P) Part I of Schedule 1 is hereby amended to add the following paragraph:

          (zz) Each Mortgage Loan with respect to which the credit of the Obligor thereunder was determined in accordance with the Fair Isaac & Co. credit scoring method does not constitute a Sub-prime Mortgage Loan.

          (Q) Paragraph (b) of Schedule 1, Part II is hereby amended and restated as follows:

          (b) CONCENTRATION LIMIT. As of a Funding Date:

          1. the aggregate unpaid principal balance of the Second Lien Mortgage Loans shall not exceed $40,000,000;

          2. the aggregate unpaid principal balance of the 30+ Delinquent Mortgage Loans shall not exceed $15,000,000;

          3. the aggregate unpaid principal balance of the 60+ Delinquent Mortgage Loans shall not exceed $10,000,000;

          4. the aggregate unpaid principal balance of the Mortgage Loans that are secured by Mortgaged Properties consisting of Qualified Manufactured Housing shall not exceed $10,000,000;

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          5. the aggregate unpaid principal balance of the Mortgage Loans that are secured by Mortgaged Properties consisting of condominiums shall not exceed $25,000,000;

          6. the aggregate unpaid principal balance of the Mortgage Loans that are secured by Mortgaged Properties which are non-owner occupied shall not exceed $25,000,000;

          7. the aggregate unpaid Principal Balance of the Sub-prime Mortgage Loans shall not exceed 18% of the outstanding principal balance of the Loan.

          8. the aggregate unpaid principal balance of the Defaulted Mortgage Loans shall not exceed $10,000,000.

          9. the aggregate unpaid principal balance of the Discretionary Mortgage Loans shall not exceed 10% of the aggregate outstanding principal balance of the Loans.

     SECTION 3. SURVIVAL. Except as expressly amended hereby, the Loan and Security Agreement shall continue in full force and effect in accordance with the provisions thereof and the Loan and Security Agreement is in all respects hereby ratified, confirmed and preserved. This Amendment and all its provisions shall be deemed a part of the Loan and Security Agreement in the manner and to the extent herein provided.

     SECTION 4. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     SECTION 5. GOVERNING LAW. This Amendment shall be governed by New York law without reference to its choice of law doctrine.

     SECTION 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of this 2nd day of April 2001.


                                     NC CAPITAL CORPORATION


                                     By: /s/ PATRICK FLANAGAN
                                        ------------------------------------
                                        Name:   Patrick Flanagan
                                        Title:  President


                                     MORGAN STANLEY DEAN WITTER MORTGAGE
                                     CAPITAL INC.


                                     By: /s/ [ILLEGIBLE]
                                         ----------------------------------
                                         Name:
                                         Title:


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